THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Singapore Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities, and to a lesser degree, investment in equity securities issued by companies in ASEAN Group countries. The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam. The Fund's Investment Manager is DBS Asset Management (United States) Pte. Ltd. (the "Manager"), an indirectly wholly-owned subsidiary of The Development Bank of Singapore, Ltd. Daiwa SB Investments (Singapore) Ltd. provides the Manager with advice regarding investments.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Osaka Securities Exchange ("OSE"). The Fund is in the process of delisting from the OSE. The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE or the OSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges. The Fund's NYSE trading symbol is "SGF". Weekly comparative net asset value ("NAV") and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund's website includes a monthly market review and a list of the Fund's top ten industries and holdings.

INQUIRIES

    Inquiries concerning your share account should be directed to EquiServe Trust Company, N.A. (the "Plan Agent") at the number noted below. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051.

RESTRICTION ON BENEFICIAL OWNERSHIP BY SINGAPORE RESIDENTS

    The Fund expects to continue to qualify for a Singapore income tax exemption granted to non-Singapore resident investors with respect to certain types of income derived from Singapore sources. In order for the Fund to be treated as a non-Singapore resident, and therefore qualify for this exemption, not more than 5% of the Fund's issued share capital may be beneficially owned, directly or indirectly, by Singapore residents. For this reason, the Fund's Board of Directors has restricted, is currently prohibiting and in the future may prohibit, the transfer of the Fund's shares to residents of Singapore.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 426-5523 or by writing The Singapore Fund, Inc., c/o EquiServe Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
A brief summary of the material aspects of the Plan follows:

    WHO CAN PARTICIPATE IN THE PLAN? If you wish to participate and your shares are held in your name, no action is required on your part, as you are AUTOMATICALLY ENROLLED by the Plan Agent. However, if your shares are held in the name of a brokerage firm, bank or nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may participate directly in the Plan.

    MAY I WITHDRAW FROM THE PLAN? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

    HOW ARE THE DIVIDENDS AND DISTRIBUTIONS REINVESTED? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

    WHAT IS THE CASH PURCHASE FEATURE? The Plan also allows shareholders to make optional cash investments in Fund shares semi-annually through the Plan Agent in any amount from $100 to $3,000. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market twice a year, on or about February 15th and August 15th. Plan participants should send in voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the applicable date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the purchase date.

    IS THERE A COST TO PARTICIPATE? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent. For purchases from voluntary cash payments, participants must pay a nominal service fee of $0.75 for each investment in addition to a pro rata portion of the brokerage commission.

    WHAT ARE THE TAX IMPLICATIONS? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participants subject to federal backup withholding after the deduction of the amounts required to be withheld.

    PLEASE NOTE THAT, IF YOU PARTICIPATE IN THE PLAN THROUGH A BROKERAGE ACCOUNT, YOU MAY NOT BE ABLE TO CONTINUE AS A PARTICIPANT IF YOU TRANSFER THOSE SHARES TO ANOTHER BROKER. CONTACT YOUR BROKER OR NOMINEE OR THE PLAN AGENT TO ASCERTAIN WHAT IS THE BEST ARRANGEMENT FOR YOU TO PARTICIPATE IN THE PLAN.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

                                                                December 4, 2002
DEAR SHAREHOLDERS:

    We are pleased to present the Annual Report of The Singapore Fund, Inc. (the "Fund") for the fiscal year ended October 31, 2002.

PERFORMANCE REVIEW

                                                   NOV'01           FEB'02           MAY'02           AUG'02           NOV'01
                                                     TO               TO               TO               TO               TO
US$TERMS                                           JAN'02          APRIL'02         JULY'02           OCT'02           OCT'02
Singapore Fund                                         +22.0%            -0.4%            -5.3%            -5.0%           +13.9%
Straits Times ("ST") Index                             +25.9%            -2.0%            -8.8%            -4.7%           +10.0%
Relative to Benchmark Index                             -3.9%            +1.6%            +3.5%            -0.3%            +3.9%

Source: Bloomberg

    For the most recent quarter ended October 31, 2002, the portfolio marginally under-performed the ST Index by 30 basis points ("bsp"). For the twelve months ended October 31, 2002, the Fund has managed to achieve a total out-performance of 390 bsp ahead of its benchmark. The out-performance over the period can be attributed to: (i) the portfolio's steady increase in cyclical sectors such as media, airlines and technology in the second quarter; (ii) the over-weight in conglomerates since the beginning of the year; and (iii) the Fund's exposure to high growth mid-cap companies which benefited the overall performance of the Fund.

    In addition, strong stock selection effects in companies such as Sembcorp Marine, Keppel Corp. and Hyflux provided further excess returns for the portfolio.

MARKET REVIEW

    The Singapore market as measured by the ST Index had a strong start, gaining over 25% in the first quarter. The strong performance fizzled out over the following quarters as recovery prospects were clouded by economic uncertainties, rising earnings risks, and heightened political risk premiums. The ST Index peaked in May 2002 and has since corrected by almost 20% by the end of October 2002.

    The absence of fresh news, coupled with persistently disappointing export figures since March 2002, provided the excuse needed for investors to lighten their portfolio positions. In addition, uncertainty surrounding the potential restructuring of the Central Provident Fund ("CPF") system provided investors with yet another reason to trim stocks, resulting in overall weakness in equities during the second quarter.

    Selling increased in the third quarter on concerns relating to earnings quality in the U.S. and prospects of a more protracted global recession. Hopes of an economic recovery dwindled on the back of weaker economic news, such as the June 2002 results for non-oil domestic exports, which fell by 0.6% compared to market expectations of a 3% increase. In addition, the long awaited Economic Review Sub-Committee ("ERC") proposals which were announced over the month failed to transpire into any meaningful buying, given that most of the new policies were largely within expectations. The only surprise was the allowance of CPF funds to be used for half of the mandatory 20% down payment when purchasing real estate, which before this ruling had to be in the form of cash.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

    In the last quarter, the ST Index fell by almost 5% on concerns over the health of the U.S. economy and robustness of corporate earnings estimates. Fears of possible war in the Middle East also added to selling pressure. Though domestic economic data such as non-oil domestic exports, industrial production and retail sales continued to show strength, the month-on-month momentum was clearly decelerating. This ultimately translated to the much weaker than expected third quarter 2002 Gross Domestic Product (GDP) numbers, which grew only 3.7% year-on-year, compared to expectations of 6.5%.

    Investors' sentiment only began to improve in October despite the spate of negative news. Investors were looking forward as recovery prospects in the U.S. appeared to gather momentum. Taking the lead from the U.S., technology stocks were the star performers. Retail speculation was also boosted by several high profile transactions relating to Natsteel, Tung Lok Restaurants and BIL involving over S$100 million, which resulted in further speculative buying amongst small- and mid-cap companies.

MARKET OUTLOOK & STRATEGY

    We are encouraged that domestic equities are trading at historically low valuations and investors appear prepared to look beyond current economic difficulties, as evidenced by the increasingly muted reaction to lackluster corporate and macro news. Though near-term economic indicators would remain mixed and actual recovery is likely to be later than expected, corporate earnings should have bottomed and begin to improve sequentially. In addition, expectations for growth have been significantly adjusted downwards, reducing the risk of further negative surprises. We continue to take this opportunity to increase our exposure to good quality companies and increase the portfolio's exposure to cyclical sectors such as transportation, media, and technology. Bottom-up stock picking will continue to be an important strategy for excess returns going forward, given the somewhat lackluster economic environment.

OVERWEIGHT         RATIONALE
Transport          Earnings should continue to recover on the back of improving traffic and yields. Concerns relating to higher oil prices largely discounted. Attractive valuations.
Conglomerate       Strong prospects for corporate restructuring and special
                   dividends. Earnings likely to surprise.
Industrial         Strong earnings momentum. Valuation yet to discount growth prospects.
NEUTRAL
Media              Despite improvements in page counts and potential asset
                   sales, valuations no longer compelling. Share price subject to profit taking.
UNDERWEIGHT
Telecommunication  Defensive qualities should wane as investors refocus on recovery prospects.
Finance            No new catalysts for credit growth. Prospects from cost
                   savings already discounted. Valuations appear fair.
Real Estate        Transactions once again slowing. Unlikely to see meaningful improvement in pricing.
Technology         Rising competition and margin pressure will continue to
                   dampen earnings prospects. Valuation unattractive when
                   compared to regional and global peers.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

PORTFOLIO MANAGEMENT

    Mr. Roy Phua has been the Fund's portfolio manager since October 12, 2000. Mr. Phua is responsible for the day-to-day management of the Fund's portfolio. Mr. Phua joined DBS Asset Management Ltd., of which the Fund's Investment Manager, DBS Asset Management (United States) Pte. Ltd. is a wholly owned subsidiary, in July 2000. From 1995 to 2000, Mr. Phua worked at Rothschild Asset Management Pte. Ltd. Singapore as an analyst and portfolio manager.

    The Fund's management would like to thank you for your participation in The Singapore Fund, Inc. and would be pleased to hear from you.

Sincerely,

/s/ Ikou Mori

IKUO MORI
CHAIRMAN OF THE BOARD

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002
--------------------------------------------------------------------------------

-------------------------------------------
COMMON STOCKS--90.12%
--------------------------------------------------------------------------------


  SHARES                                            VALUE
----------                                       ------------
MALAYSIA--0.20%
CONSTRUCTION--0.20%
    87,000  IJM Corp., Berhad..................  $    117,908
                                                 ------------
SINGAPORE--89.92%
BANKS & FINANCIAL SERVICES--23.75%
   676,000  Oversea-Chinese Banking Corp.
             Ltd...............................     3,979,847
 1,335,712  United Overseas Bank Ltd...........    10,132,205
                                                 ------------
                                                   14,112,052
                                                 ------------
BUILDING MATERIALS--3.10%
 3,250,000  Hong Leong Asia Ltd................     1,839,796
                                                 ------------
COMMUNICATIONS--MEDIA--6.10%
   323,490  Singapore Press Holdings Ltd.......     3,625,871
                                                 ------------
ELECTRONIC COMPONENTS--3.27%
   740,000  CSA Holdings Ltd.*.................       561,336
   185,000  Venture Manufacturing (Singapore)
             Ltd...............................     1,382,395
                                                 ------------
                                                    1,943,731
                                                 ------------
ELECTRONICS--0.31%
 1,046,000  Jurong Technologies Ltd............       183,561
                                                 ------------
ENTERTAINMENT--1.92%
 3,625,000  Star Cruises Ltd.*.................     1,141,875
                                                 ------------
FOODS--1.79%
       100  Fraser & Neave Ltd.................           436
 1,702,000  Want Want Holdings, Ltd............     1,063,750
                                                 ------------
                                                    1,064,186
                                                 ------------
HEALTH & PERSONAL CARE--0.98%
   253,000  Haw Par Ltd........................       581,477
                                                 ------------
INDUSTRIAL--7.38%
 3,020,000  Singapore Technology Engineering
             Ltd.+.............................     3,162,751


  SHARES                                            VALUE
----------                                       ------------
 3,275,000  Wing Tai Holdings Ltd..............  $  1,223,606
                                                 ------------
                                                    4,386,357
                                                 ------------
PROPERTY DEVELOPMENT--6.66%
   616,000  City Developments Ltd..............     1,631,973
 1,026,000  Hongkong Land Holdings, Ltd........     1,415,880
 1,431,000  Parkway Holdings Ltd...............       664,263
   255,000  United Overseas Land Ltd...........       245,401
                                                 ------------
                                                    3,957,517
                                                 ------------
REAL ESTATE--2.05%
 2,065,000  Allgreen Properties Ltd............     1,215,737
                                                 ------------
RECYCLING--2.40%
 5,000,000  Citiraya Industries, Ltd.*.........     1,429,380
                                                 ------------
SHIPYARDS--9.91%
 1,077,000  Keppel Corp. Ltd.+.................     2,682,593
 6,156,000  Sembcorp Marine Ltd.+..............     3,206,069
                                                 ------------
                                                    5,888,662
                                                 ------------
TELECOMMUNICATIONS--8.41%
 6,131,000  Singapore Telecommunications
             Ltd.+.............................     4,997,815
                                                 ------------
TRANSPORTATION--AIR--6.97%
   665,650  Singapore Airlines Ltd.+...........     4,145,004
                                                 ------------
WATER TREATMENT SYSTEMS--4.92%
 4,922,250  Hyflux Ltd.........................     2,925,764
                                                 ------------
Total Singapore Common Stocks..................    53,438,785
                                                 ------------
Total Common Stocks
  (Cost--$52,253,547)..........................    53,556,693
                                                 ------------

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2002
--------------------------------------------------------------------------------

-------------------------------------------
WARRANTS--0.86%
-------------------------------------------


  SHARES                                            VALUE
----------                                       ------------
MALAYSIA--0.86%
GAMING--0.86%
   675,000  Berjaya Sports Toto Berhad
             (Cost--$189,723)..................  $    508,026
                                                 ------------

-------------------------------------------
TIME DEPOSITS--0.76%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)
----------
U.S. DOLLAR TIME DEPOSITS--0.76%
        51  Bank of New York, 0.10%, due
             11/1/02...........................        50,898
       403  Citibank Singapore, 1.00%, due
             11/1/02...........................       403,414
                                                 ------------
Total U.S. Dollar Time Deposits
  (Cost--$454,312).............................       454,312
                                                 ------------
Total Investments--91.74%
  (Cost--$52,897,582)..........................    54,519,031
Other assets less liabilities--8.26%...........     4,911,701
                                                 ------------
NET ASSETS (Applicable to 9,205,102 shares of
  capital stock outstanding; equivalent to
  $6.46 per share)--100.00%....................  $ 59,430,732
                                                 ============

------------------------

   +  Deemed to be an affiliated issuer.
   *  Non-income producing securities.

-------------------------------------------
TEN LARGEST COMMON STOCK
POSITIONS HELD
OCTOBER 31, 2002
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----                                ----------
United Overseas Bank Ltd...........    17.05%
Singapore Telecommunications
Ltd................................     8.41
Singapore Airlines Ltd.............     6.97
Oversea-Chinese Banking Corp.
Ltd................................     6.70
Singapore Press Holdings Ltd.......     6.10
Sembcorp Marine Ltd................     5.39
Singapore Technology Engineering
  Ltd..............................     5.32
Hyflux Ltd.........................     4.92
Keppel Corp. Ltd...................     4.51
Hong Leong Asia Ltd................     3.10

-------------------------------------------
TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
OCTOBER 31, 2002
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------
Banks & Financial Services.........    23.75%
Shipyards..........................     9.91
Telecommunications.................     8.41
Industrial.........................     7.38
Transportation--Air................     6.97
Property Development...............     6.66
Communications--Media..............     6.10
Water Treatment Systems............     4.92
Electronic Components..............     3.27
Building Materials.................     3.10

See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value:
    Unaffiliated securities (cost --
     $35,432,193)............................    $36,324,799
    Affiliated securities (cost --
     $17,465,390)............................     18,194,232    $ 54,519,031
                                                 -----------
  Cash denominated in foreign currency
   (cost--$6,379,298)........................                      6,425,300
  Receivable for securities sold.............                        837,941
  Interest and dividends receivable..........                          3,467
  Prepaid expenses...........................                         29,574
                                                                ------------
    Total assets.............................                     61,815,313
                                                                ------------
LIABILITIES
  Payable for securities purchased...........                      2,209,224
  Accrued expenses and other liabilities.....                        175,357
                                                                ------------
    Total liabilities........................                      2,384,581
                                                                ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   9,205,102 shares issued and outstanding...                         92,051
  Paid-in capital in excess of par value.....                    106,413,409
  Accumulated net investment income..........                         46,859
  Accumulated net realized loss on
   investments...............................                    (48,786,719)
  Net unrealized appreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........                      1,665,132
                                                                ------------
    Net assets applicable to shares
     outstanding.............................                   $ 59,430,732
                                                                ============
        NET ASSET VALUE PER SHARE............                   $       6.46
                                                                ============

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends:
    Unaffiliated securities (net of
     withholding taxes of - $227,487)........    $  898,400
    Affiliated securities (net of withholding
     taxes of - $146,814)....................       543,356    $1,441,756
                                                 ----------
  Interest...................................                      14,898
                                                               ----------
    Total investment income..................                   1,456,654
                                                               ----------
EXPENSES:
  Investment management fee and expenses.....                     491,140
  Investment advisory fee....................                     241,156
  Administration fee and expenses............                     159,726
  Audit and tax services.....................                      79,200
  Custodian fees and expenses................                      65,477
  Osaka Securities Exchange fees and
   expenses..................................                      64,863
  Reports and notices to shareholders........                      58,221
  Legal fees and expenses....................                      56,408
  Directors' fees and expenses...............                      55,772
  Insurance expense..........................                      32,935
  Transfer agency fee and expenses...........                      23,567
  Other......................................                      36,134
                                                               ----------
    Total expenses...........................                   1,364,599
                                                               ----------
Net investment income before waivers.........                      92,055
    Waiver of:
    Management fee...........................                      24,938
    Advisory fee.............................                      24,938
                                                               ----------
Net investment income after waivers..........                     141,931
                                                               ----------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT
 ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized gains (losses) on investments:
    Unaffiliated securities..................       239,473
    Affiliated securities....................      (575,067)     (335,594)
                                                 ----------
  Net realized foreign currency transaction
   losses....................................                    (153,724)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................                   7,438,670
  Net change in unrealized appreciation
   (depreciation) on other assets and
   liabilities denominated in foreign
   currency..................................                      24,199
                                                               ----------
Net realized and unrealized gains from
 investment activities and foreign currency
 transactions................................                   6,973,551
                                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................                  $7,115,482
                                                               ==========

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE YEARS ENDED
                                                         OCTOBER 31,
                                                 ---------------------------
                                                    2002            2001
                                                 -----------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment income......................    $   141,931    $    936,350
  Net realized loss on:
    Investments..............................       (335,594)    (18,972,681)
    Foreign currency transactions............       (153,724)       (229,821)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........      7,438,670      (3,458,962)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................         24,199          27,186
                                                 -----------    ------------
  Net increase (decrease) in net assets
   resulting from operations.................      7,115,482     (21,697,928)
                                                 -----------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
  Net investment income......................       (736,063)        --
                                                 -----------    ------------
FROM CAPITAL STOCK TRANSACTIONS:
  Sale of capital stock resulting from:
    Reinvestment of dividends................         21,400         --
                                                 -----------    ------------
  Net increase (decrease) in net assets......      6,400,819     (21,697,928)
NET ASSETS:
  Beginning of year..........................     53,029,913      74,727,841
                                                 -----------    ------------
  End of year (including undistributed net
   investment income of $46,859 and $720,714,
   respectively).............................    $59,430,732    $ 53,029,913
                                                 ===========    ============

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Singapore Fund, Inc. (the "Fund") was incorporated in Maryland on
May 31, 1990 and commenced operations on July 31, 1990. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the "Board") of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe. Short-term investments having maturity of 60 days or less are valued at amortized cost, except where the the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required. During the year ended October 31, 2002, the Fund was subject to withholding tax, ranging from 10% to 24.5%, on certain income from its investments.

    The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

    FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign forward currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has entered into an Investment Management Agreement (the "Management Agreement") with DBS Asset Management (United States) Pte. Ltd. (the "Manager"). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund's assets. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund's average weekly net assets and 0.66% of the Fund's average weekly net assets in excess of $50 million. Effective June 1, 2002 the Manager has agreed to reduce the fee to 0.70% of the first $50 million of the Fund's average weekly net assets and 0.575% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the year ended October 31, 2002, expenses of $11,249 were paid to the Manager, representing reimbursement to the manager of costs relating to the attendance by its employees at meetings of the Fund's Board.

    The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Daiwa SB Investments (Singapore) Limited (the "Adviser"), which provides general and specific investment advice to the

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
Manager with respect to the Fund's assets. The Fund pays the Adviser a monthly fee at an annual rate of 0.40% of the first $50 million of the Fund's average weekly net assets and 0.34% of the Fund's average weekly net assets in excess of $50 million. Effective June 1, 2002 the Adviser has agreed to reduce the fee to 0.30% of the first $50 million of the Fund's average weekly net assets and 0.255% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the year ended October 31, 2002, no such expenses were paid to the Adviser.

    At October 31, 2002, the Fund owed to the Manager and the Adviser $33,266 and $14,420, for management and advisory fees, respectively.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC") an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum fee of $150,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. During year ended October 31, 2002, expenses of $9,725 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund's Board.

    DSTC also acts as custodian for the Fund's assets and appoints subcustodians for the Fund's assets held outside of the United States. DSTC has appointed The Development Bank of Singapore, Ltd. ("DBS Bank"), an affiliate of the Manager, to act as the subcustodian for all of the cash and securities of the Fund held in Singapore. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses related to the Fund. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the year ended October 31, 2002, DSTC earned $15,309 and DBS Bank earned $43,480 from the Fund for their respective custodial services.

    At October 31, 2002, the Fund owed to DSTC $12,500 and $12,100 for administration and custodian fees, respectively. The latter amount includes fees and expenses payable to DBS Bank totaling $11,061

    During the year ended October 31, 2002, the Fund paid or accrued $49,660 for legal services, in connection with the Fund's on-going operations, to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at October 31, 2002 was $53,685,164, excluding $454,312 of short-term interest-bearing investments. At October 31, 2002, the net unrealized appreciation on investments, excluding short-term securities, of $379,555 was composed of gross appreciation of $3,858,615 for those investments having an excess of value over cost, and gross depreciation of $3,479,060 for those investments having an excess of cost over value. For the year ended October 31, 2002, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding the short-term securities, were $58,256,929 and $60,837,090, respectively.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    In order to present undistributed net investment income and accumulated net realized loss on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income and accumulated net realized loss on investments.

    For the year ended October 31, 2002, the adjustments were to decrease net investment income by $79,723 and decrease accumulated net realized loss by $79,723 primarily related to the reclassification of realized foreign currency losses and transactions with passive foreign investment companies. Net investment income, net realized losses and net assets were not affected by this change.

    At October 31, 2002, the Fund had a remaining capital loss carryover of $47,544,826, of which $15,210,895 expires in the year 2006, $14,066,604 expires in the year 2008, $16,509,415 expires in the year 2009 and $1,757,912 expires in the year 2010 available to offset future net capital gains.

    The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales. As of October 31, 2002 the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                               UNREALIZED
NET INVESTMENT INCOME   ACCUMULATED NET REALIZED LOSS   APPRECIATION/DEPRECIATION
---------------------   -----------------------------   -------------------------
       $46,859                   $(47,544,826)                   $423,239

    The tax character of the distributions paid during the fiscal year ended October 31, 2002 was the same for financial statement and tax purposes.

CONCENTRATION OF RISK

    Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

    At October 31, 2002 the Fund had 11,121,004 Singapore Dollars valued at $6,295,502 on deposit with a single financial institution.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. During the year ended October 31, 2002, 4,262 shares were issued as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends. Of the 9,205,102 shares outstanding at October 31, 2002, Daiwa Securities America, Inc., an affiliate of the Adviser and DSTC, owned 14,539 shares.

SUBSEQUENT EVENT

    On December 4, 2002, a dividend was approved by the Board and declared on December 13, 2002. The distribution of $0.006 per share is payable on December 26, 2002, to shareholders of record at the close of business on December 24, 2002. The New York Stock Exchange has determined that the ex-dividend date is December 20, 2002.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each year is presented below:

                                                            2002       2001       2000       1999       1998
                                                          --------   --------   --------   --------   --------
Net asset value, beginning of year.....................   $ 5.76     $ 8.12     $ 10.07    $ 7.09     $ 7.99
                                                          -------    -------    -------    -------    -------
Net investment income (loss)...........................     0.02       0.10        --  *    (0.04)      0.09
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions.........     0.76      (2.46)     (1.95)      3.13      (0.99)
                                                          -------    -------    -------    -------    -------
Net increase (decrease) in net asset value resulting
 from operations.......................................     0.78      (2.36)     (1.95)      3.09      (0.90)
                                                          -------    -------    -------    -------    -------
Less: dividends and distributions to shareholders
  Net investment income................................    (0.08)       --         --         --         --
  Net realized gains on investments and foreign
   currency transactions...............................      --         --         --       (0.11)       --
                                                          -------    -------    -------    -------    -------
Net asset value, end of year...........................   $ 6.46     $ 5.76     $ 8.12     $ 10.07    $ 7.09
                                                          =======    =======    =======    =======    =======
Per share market value, end of year....................   $ 5.000    $ 4.480    $ 6.375    $ 8.938    $ 6.375
                                                          =======    =======    =======    =======    =======
Total investment return:
  Based on market price at beginning and end of year,
   assuming reinvestment of dividends..................    13.39 %   (29.73)%   (28.68)%    42.44 %   (27.14)%
  Based on net asset value at beginning and end of
   year, assuming reinvestment of dividends............    13.94 %   (29.06)%   (19.36)%    44.30 %   (11.26)%
Ratios and supplemental data:
  Net assets, end of year (in millions)................   $ 59.4     $ 53.0     $ 74.7     $ 92.6     $ 65.2
  Ratios to average net assets of:
    Expenses, including waiver of Management and
     Advisory fee applicable to net
     investment income.................................     2.12 %     2.15 %     1.93 %     1.97 %     2.23 %
    Expenses, excluding waiver of Management and
     Advisory fee applicable to net
     investment income.................................     2.20 %      --         --         --         --
    Net investment income (loss).......................     0.23 %     1.47 %     0.04 %    (0.42)%     1.38 %
Portfolio turnover.....................................   103.33 %   152.18 %   155.83 %   201.76 %   208.56 %

---------------------------------------------------------------------------
  *  Represents less than 0.005 per share.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and
Board of Directors of
The Singapore Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Singapore Fund, Inc. (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenues of the Americas
New York, New York 10036
December 4, 2002

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

    The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end
(October 31, 2002) as to the federal tax status of any distributions received by you during such fiscal year.

    On December 4, 2002, the Board of Directors of the Fund approved a total distribution of $0.006 per share which represents a dividend from ordinary income.

    The Fund made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes paid during the Fund's fiscal year ended October 31, 2002 was $378,987. The gross foreign source income for information reporting is $1,844,558.

    Because the Fund's fiscal year is not the calendar year, a notification will be sent to shareholders in respect of calendar year 2002. This notification, which will reflect the amount of income from foreign sources to be used by calendar year taxpayers on their federal income tax returns, as well as the amount of any foreign tax credit available to shareholders, will be made in conjunction with Form 1099 DIV and will be mailed in January 2003.

    SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
INFORMATION CONCERNING DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

    The following table sets forth information concerning each of the Directors and Officers of the Fund. The Directors of the Fund will serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2004 for Class I Directors, 2005 for Class II Directors and 2003 for Class III Directors, or until their successors are duly elected and qualified.

                                                                                        NUMBER OF
                                                                                        FUNDS IN
                                            PRINCIPAL OCCUPATION                          FUND
                                          OR EMPLOYMENT DURING PAST                    COMPLEX FOR
                                               FIVE YEARS AND             DIRECTOR OR     WHICH
      NAME (AGE) AND ADDRESS                  DIRECTORSHIPS IN            OFFICER OF    DIRECTOR
       OF DIRECTORS/OFFICERS               PUBLICLY HELD COMPANIES        FUND SINCE   SERVES (1)
--------------------------------------------------------------------------------------------------
DIRECTORS

  Austin C. Dowling (70)             Retired; Director, The Thai Capital  Class III            3
  1002 E Long Beach Boulevard        Fund, Inc., since 1990; Director,     Director
  North Beach, NJ 08008              The Japan Equity Fund, Inc., since   since 2000
                                     1992.

  Martin J. Gruber (64)              Professor of Finance, Leonard N.      Class II            3
  229 South Irving Street            Stern School of Business, New York    Director
  Ridgewood, NJ 07450                University, since 1965; Director,    since 2000
                                     The Thai Capital Fund, Inc., since
                                     2000; Director, The Japan Equity
                                     Fund, Inc., since 1992; Director,
                                     SG Cowen Income & Growth
                                     Fund, Inc., from 1986 to 2001;
                                     Director, SG Cowen Opportunity
                                     Fund, from 1987 to 2001; Director,
                                     SG Cowen Standby Reserve Fund Inc.,
                                     from 1985 to 2001; Director, SG
                                     Cowen Standby Tax Exempt Reserve
                                     Fund Inc., from 1986 to 2001;
                                     Trustee, Deutsche Asset Management
                                     BT Family of Funds, since 1992;
                                     Trustee, C.R.E.F., since 2001;
                                     Trustee, T.I.A.A., from 1996 to
                                     2000.

  David G. Harmer (59)               Executive Director, Department of     Class I             3
  4337 Bobwhite Court                Community and Economic Development    Director
  Ogden, UT 84403                    for the State of Utah, since May     since 1996
                                     2002; Chairman, 2K2 Hosting
                                     Corporation, from April 2001 to
                                     April 2002; President, Jetway
                                     Systems, a division of FMC
                                     Corporation, from 1997 until 2001;
                                     Director, The Thai Capital
                                     Fund, Inc., since 2000; Director,
                                     The Japan Equity Fund, Inc., since
                                     1997.

* Ikuo Mori (53)                     Chairman and CEO, Daiwa Securities   Chairman of          2
  Daiwa Securities America Inc.      America Inc., since 2001; Executive   the Board
  Financial Square                   Officer, Daiwa Securities Group          and
  32 Old Slip                        Inc., since 2001; President and      Class III
  New York, NY 10005                 COO, Daiwa Securities America Inc.,   Director
                                     from 1996 to 2001; Chairman of the   since 2001
                                     Board, The Singapore Fund, Inc.,
                                     since 2001.

  Oren G. Shaffer (59)               Vice Chairman and Chief Financial     Class I             3
  7331 Tilden Lane                   Officer of Qwest Communications       Director
  Naples, FL 34108                   International Inc. since July 2002;  since 1997
                                     Executive Vice President and Chief
                                     Financial Officer of Ameritech
                                     Corporation, from 1994 to 2000;
                                     Director, The Thai Capital
                                     Fund, Inc., since 2000; Director,
                                     The Japan Equity Fund, Inc., since
                                     2000.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
INFORMATION CONCERNING DIRECTORS AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                        NUMBER OF
                                                                                        FUNDS IN
                                            PRINCIPAL OCCUPATION                          FUND
                                          OR EMPLOYMENT DURING PAST                    COMPLEX FOR
                                               FIVE YEARS AND             DIRECTOR OR     WHICH
      NAME (AGE) AND ADDRESS                  DIRECTORSHIPS IN            OFFICER OF    DIRECTOR
       OF DIRECTORS/OFFICERS               PUBLICLY HELD COMPANIES        FUND SINCE   SERVES (1)
--------------------------------------------------------------------------------------------------
OFFICERS

  John J. O'Keefe (43)               Vice President and Treasurer of The     Vice             --
  One Evertrust Plaza                Thai Capital Fund, Inc. and The       President
  Jersey City, NJ 07302-3051         Japan Equity Fund, Inc., since           and
                                     2000; Vice President of the Fund      Treasurer
                                     Accounting Department of Daiwa       of the Fund
                                     Securities Trust Company since       since 2000
                                     2000; Assistant Controller for
                                     Reserve Management Corporation from
                                     1999 to 2000; Accounting Manager
                                     for Prudential Investments from
                                     1998 to 1999; and Assistant Vice
                                     President of Daiwa Securities Trust
                                     Company from 1990 to 1998.

  Judy Runrun T. Kushner (37)        Secretary of The Thai Capital         Secretary          --
  One Evertrust Plaza                Fund, Inc. and The Japan Equity      of the Fund
  Jersey City, NJ 07302-3051         Fund, Inc., since 2000; Vice         since 2000
                                     President of Daiwa Securities Trust
                                     Company since 2000; Assistant Vice
                                     President of Daiwa Securities Trust
                                     Company from 1998 to 2000;
                                     Financial Analyst of Canon USA from
                                     1997 to 1998.

  Laurence E. Cranch (55)            Assistant Secretary of The Thai       Assistant          --
  200 Park Avenue                    Capital Fund, Inc. and The Japan      Secretary
  New York, NY 10166                 Equity Fund, Inc., since 1992;       of the Fund
                                     Partner in the law firm of Clifford  since 1990
                                     Chance U.S. LLP since 1980.

----------------------------------

 1 "Fund Complex" includes the Fund, The Thai Capital Fund, Inc., The Japan Equity Fund, Inc. and other investment companies advised by SCB Asset Management Co., Ltd., Daiwa SB Investments (HK) Ltd., DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Japan Equity) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates.
 * Directors so noted are deemed by the Fund's counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended). Mr. Mori is deemed an interested person of the Fund because of his affiliation with Daiwa Securities America Inc., an affiliate of the Fund's investment adviser, Daiwa SB Investments (Singapore) Ltd.

----------------------------------------
BOARD OF DIRECTORS
Ikuo Mori, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Oren G. Shaffer
--------------------------------------------
OFFICERS

John J. O'Keefe
VICE PRESIDENT AND TREASURER
Judy Runrun T. Kushner
SECRETARY
Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
DBS Asset Management (United States) Pte. Ltd.

INVESTMENT ADVISER
Daiwa SB Investments (Singapore) Ltd.

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company, N.A,

LEGAL COUNSEL
Clifford Chance US LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                      THE
                                   SINGAPORE
                                   FUND, INC.

                                     [LOGO]

                                 Annual Report
                                October 31, 2002